Exhibit 99.1

1 JP Morgan 42 nd Annual Healthcare Conference Dinesh V. Patel, Ph.D. President & CEO January 09, 2024

Forward-looking Statements

This presentation and the accompanying oral presentation contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, product candidates, capital resources, potential markets for our product candidates, our plans related to potential future collaboration arrangements, the impact on our business or product candidates of actions or determinations of the U.S. Food and Drug Administration ("FDA"), enrollment in our clinical trials, any potential impact on our business related to COVID-19, our potential receipt of milestone payments and royalties under our Collaboration Agreement with Janssen Biotech, Inc., are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potentially" "predict," "should," "will" or the negative of these terms or other similar expressions.

The forward-looking statements made in this presentation involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those discussed in Protagonist's filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings and in the documents incorporated by reference therein. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Protagonist or any director, employee, agent or advisor of Protagonist. This presentation does not purport to be all inclusive or to contain all the information you may desire.

Protagonist Therapeutics
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Core Competency Remains our Focus Expertise in Peptide - based Medicines Potency Peptide Chemistry SAR, Leads Phage Libraries Hits Computational Vectrix, Clusters Vectrix ® Clusters 1 2 3 POTENCY Oral Stability Peptidomimetics GI Assays GI-Restricted Targeted GI absorption & delivery Systemic Availability Formulation SAR, Transport 4 5 6 STABILITY Computational Vectrix , Clusters 1 Peptide Chemistry SAR, Leads Phage Libraries Hits Computational Vectrix, Clusters Vectrix ® Clusters 1 2 3 POTENCY Oral Stability Peptidomimetics GI Assays GI-Restricted Targeted GI absorption & delivery Systemic Availability Formulation SAR, Transport 4 5 6 STABILITY Peptide Chemistry SAR, Leads 3 Phage Libraries Hits 2 Stability Oral Stability Peptidomimetics GI Assays 4 Systemic Availability Formulation SAR, Transport 3 GI - Restricted Targeted GI absorption & delivery 2 JNJ - 2113 h3 3 JNJ - 2113 Psoriasis Ph3 Rusfertide in PV Ph3 Oral IL - 17 Discovery

Disc./Pre - Clinical Phase 1 Phase 2 Phase 3 Key Milestones ICONIC - LEAD Ph3, n~600 PACIFIC Ph2 Elevated Hct (>48%), n=20 REVIVE Ph2, n=70, 40 wk study + 3 yr OLE RUSFERTIDE Hepcidin Mimetic • Enrollment completion 1Q 24 • Completed; OLE ongoing • Completed 1 See clinicaltrials.gov NCT06095115 2 See clinicaltrials.gov NCT06095102 3 See clinicaltrials.gov NCT06049017 JNJ - 2113 Oral IL - 23R Peptide Antagonist Polycythemia Vera (PV) FRONTIER 1 & 2 Ph2b, n~255 ICONIC - TOTAL Ph3 in special areas of psoriasis, n~300 Psoriasis VERIFY Ph3, n~250 • Completed • Completion ~ May ’25 3 Product Pipeline: Multiple Assets with Multi - Billion Dollar Market Potential Ulcerative Colitis (UC) ANTHEM Ph2b, n~240 HEMATOLOGY • Primary: PASI 90 & IGA 0/1; completion ~ Nov ’24 1 • Primary: IGA 0/1; completion ~ Nov ’24 2 4 THRIVE LTE • For REVIVE patients on years 3 - 5 I & I ICONIC - ADVANCE 1 Ph 3, n~750 ICONIC - ADVANCE 2 Ph 3, n~675 • S uperiority study vs. deucravacitinib ; planned • S uperiority study vs. deucravacitinib ; planned • Oral IL - 17 peptide antagonist program Discovery HEME Oral IL - 17 DISCOVERY • Hits/Leads in heme program

Rusfertide Hepcidin Hormone Mimetic Addressing Unmet Needs in Polycythemia Vera

Polycythemia Vera

Disease Background

Myeloproliferative neoplasm characterized by excessive production of red blood cells (RBCs)[1]



- Elevated hematocrit (Hct) is a hallmark of the disease[2]

Serious, chronic disease associated with increased thrombotic and cardiovascular risks[1-3]



Rare disease with ~100,000 diagnosed and treated patients in US[4]



- Diagnosed commonly in individuals 50-70 years of age
- Median survival ~20 years

Treatment goal is to control

HCT<45%

to minimize TEs, CV risks and death[3]

1. ~160,000 diagnosed patients in USA. NORD Rare Disease Database, Polycythemia Vera. https://rarediseases.org/rare-diseases/polycythemia-vera/
2. Spivak JL. Ann Hematol 2018; 19(2):1-14.
3. Marchioli R, et al. N Engl J Med 2013; 368:22-33
4. Internal estimates based on data on file

Protagonist Therapeutics

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Polycythemia Vera

A Blood Disorder with Significant Unmet Medical Need[4]

1

Maintaining HCT<45% is critical, as per NCCN guidelines

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Uncontrolled HCT is associated with higher rates of death from cardiovascular causes or thrombotic events[1]

- Burdensome symptoms including fatigue and concentration problems[2, 3]

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Real world data shows that up to 78% of patients have uncontrolled HCT with tests $\geq$45%[4]

- Current standard of care (SOC) approaches are inadequate for HCT control and symptoms management[5]

4

There is no available pharmaceutical option with RBC-specific mechanism to target HCT

- Rusfertide is a mimetic of natural iron homeostasis & erythrocytosis regulating hormone of Hepcidin

Rusfertide, a hepcidin mimetic, could potentially provide an RBC-specific treatment option for PV

Protagonist Therapeutics

1. Marchioli R, et al. N Engl J Med 2013; 368:22-33. 2. Mesa R, et al. BMC Cancer. 2016;16,167. 3. MPN Landmark Survey, PV Report (2017). 4. Verstovsek S, et al. Real-world treatments and thrombotic events in polycythemia vera patients in the USA. Ann Hematol. 2023 Mar;102(3):571-581. doi: 10.1007/s00277-023-05089-6. Epub 2023 Jan 13. PMID: 36637474; PMCID: PMC9977710.

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Dose Finding * Efficacy Evaluation * Randomized Withdrawal Open Label Extension 1 PART 1 (28 wks ; Wks 1 - 29) PART 2 (up to 12 wks ) PART 3 (52 wks 1 ) STUDY HIGHLIGHTS: • Phlebotomy dependent PV patients diagnosed as per 2016 WHO criteria • ≥3 phlebotomies in 6 months with or without concurrent cytoreductive therapy • Rusfertide (PTG - 300) administered s.c. weekly, added to prior standard therapy • Key endpoints: Safety, Hct <45%, freedom from phlebotomy, symptom scores Dose ± Titration Fixed Active/Placebo Dose (1:1) Dose ± Titration *Titrate every 4 weeks to maintain hematocrit < 45% 20 mg 40 mg 80 mg OLE increased from 1 yr to 3 yrs 1,2 • 4 pts ≥3 yrs • 37 pts ≥2 yrs • 57 pts ≥1 yr 1. Ritchie EK, et al. Durability of Hematocrit Control in Polycythemia Vera with the First - in - Class Hepcidin Mimetic Rusfertide: T wo - Year Follow up Results from the Revive Study. Blood . 2023;142 (Supplement 1): 745. 2. Data on File. Protagonist Therapeutics, Inc. 2023. Phase 2 Study of Rusfertide in PV Patients (n=70) Randomized Withdrawal Design 8 Data cutoff: 17 October 2023 Durability of Response THRIVE LTE (3 - 5 yrs )

Part 2: Blinded Randomized Withdrawal, Weeks 29 - 41 9 • 69.2% subjects (18/26) responders* – 8 non - responders as per protocol definition - 3 fulfilled the phlebotomy eligibility criteria - 5 discontinued treatment per patient/investigator discretion - 7 out of 8 non - responders continued treatment in OLE • 92.3% subjects (24 out of 26) in rusfertide arm did not receive phlebotomy in the 12 - week randomization part of the study Rusfertide Met the Primary Endpoint of Efficacy (p=0.0003) Placebo (N=27) Rusfertide (N=26) 0 10 20 30 40 50 60 70 80 69.2% 18.5% P e r c e n t o f R e s p o n d e r s p=0.0003 n=5 n=18 * Responder definition as per protocol • Did not receive a phlebotomy • Completed 12 weeks of treatment • Hematocrit control maintained without phlebotomy eligibility, which is defined as - Hematocrit ≥45% that was ≥3% higher than Week 29 pre - randomization hematocrit value or - Hematocrit >48% or - An increase of ≥5% in hematocrit compared to Week 29 pre - randomization hematocrit value Highly Significant Efficacy* in Rusfertide Arm vs. Placebo Adapted from Kremyanskaya et al. EHA2023; Abstract LB2710.

Phase 2 REVIVE Study: Safety and Exposure 10 Rusfertide Was Generally Well Tolerated; No New Safety Signals with Longer Follow - up 1 The nature and extent of the SAEs observed in the REVIVE study is consistent with comorbidities anticipated in the PV population, including vascular events 2 - 5 and skin cancer 6,7 Data cutoff: 17 October 2023 • Median duration of exposure to rusfertide was 105.4 weeks (3 - 182 weeks range) • Majority of TEAEs were Grade 1 or 2 – 77.1% of TEAEs had a maximum grade of 2 – 21.4% of TEAEs were grade 3 – No Grade 4 or 5 TEAEs – The most common TEAEs were injection site reactions, which were localized and grade 1 - 2 in severity and decreased in incidence over time • 14 patients (20%) experienced an SAE – Most SAEs were assessed as being unrelated to rusfertide by investigators 1. Adapte d from Ritchie EK, et al. Blood . 2023;142 (Supplement 1): 745. 2. Goyal RK, et al. Blood . 2014;124:4840. 3. Griesshammer M, et al. Ann Hematol . 2019;98:1071 - 82. 4. Pemmaraju N, et al. Leuk Res . 2022;115:106809. 5. Kuykendall A, et al. Blood 2023; 142 (Supplement 1): 137. 6. Landtblom AR, et al. Leukemia . 2018;32:2203 - 10. 7 . Pemmaraju N, et al., Blood 2023; 142 (Supplement 1): 3190.

Part 1a Double Blind ( Weeks 0 - 32) Dose Titration Primary Efficacy (Weeks 0 - 20) (Weeks 20 - 32) Part 1b Durability of Response (Weeks 32 - 52) Screening (Up to 4 Weeks) Phase 3 VERIFY: Rusfertide vs Placebo in Patients With PV Pathway to Potential Registration in the USA and Europe Phase 3 study design capitalizes on the successful outcome of the Phase 2 REVIVE study Week 32 1 ° EP: phlebotomy free 2 ° EPs: # phlebotomies, symptoms, etc. Placebo + Ongoing Therapy (n~ 125 ) Rusfertide + Ongoing Therapy Rusfertide + Ongoing Therapy (n~ 125 ) Week 52 Durability of Response Week 0 Randomize (1:1) Screening 2 years safety follow - up 11 Clinicaltrials.gov: NCT05210790

Potential Commercial Positioning for Rusfertide

Potential Therapy of Choice for Patients with Moderate Treatment Burden

Prevalent Patients in US[1]: ~160,000
Diagnosed & Treated Patients[2]: ~100,000

Rusfertide Target

~30%

- Infrequent Phlebotomy

Low

~60%

~60,000 patients

- Frequent phlebotomy
- Frequent phlebotomy + HU
- High-dose HU

Moderate Treatment Burden

~10%

- Other agents

High

Protagonist Therapeutics

1. Based on NORD estimates (44 to 57 per 100,000 people in the US) 2. Internal estimates based on data on file Komodo claims data 2016-2022. Symphony claims data 2019-2021.

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JNJ - 2113: Oral IL - 23 Receptor Antagonist Peptide Targeted Investigational Therapy for Psoriasis & Other IL - 23 Mediated Diseases

Protagonist-Janssen Oral, IL-23R Antagonist Collaboration

Collaboration overview

- Initiated in 2017 with I&I market leader Janssen[1]
- JNJ-2113 (formerly PN-235) jointly discovered using Protagonist's proprietary peptide discovery platform
  - Protagonist completed pre-clinical and first Phase 1 study
  - Janssen responsible for further development and commercialization

Positive data from Phase 2 FRONTIER 1 psoriasis study

Comprehensive JNJ-2113 Phase 3 registrational program (ICONIC) in psoriasis

- Four Phase 3 studies
- PASI 90 as high-bar primary endpoint
- Two head-to-head trials vs. deucravacitinib

Phase 2b study in ulcerative colitis ongoing (ANTHEM)

JNJ-2113 highlighted as first- and best-in class targeted oral IL-23 peptide antagonist[2]

- "Unprecedented potential" across multiple indications: plaque psoriasis, psoriatic arthritis, IBD
- $5B+ potential peak year sales projection[2]

Protagonist Therapeutics

1. Stelara® generated $9.7B in sales, and Tremfya® generated $2.7B in sales in 2022, per Johnson & Johnson 2022 Annual Report. Stelara® and Tremfaya® not part of Protagonist-Janssen collaboration. 2. JNJ Innovative Medicines Enterprise Business Review, Dec 5, 2023.

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JNJ-2113: Oral, IL-23R Peptide Antagonist

Preclinical, Phase 1 and Phase 2b Data Supportive of a Robust Clinical Development Program[1]

Highly Potent Oral IL-23R Antagonist	High Oral Stability	Pre-clinical Proof-of-Concept	Phase 1 studies in NHVs	Phase 2b FRONTIER1 study in Psoriasis
• **Picomolar potency** Similar or better target affinity vs. IL-23 mAbs	• >24hr half-life in feces (human, cyno, and rat) • >25% fecal recovery after 24hrs in cynos	• Rat ear skin inflammation model • Rat TNBS colitis model	• PD based PoC: Inhibition of IL-23 biomarkers	• Potential for best-in-class oral agent for psoriasis

Protagonist – JNJ Innovative Medicines Discovery & Development Partnership

Protagonist Therapeutics

1. ISID – Fourie A, et al. First-in-Class Oral Peptide Systemically Targeting the IL-23 Pathway. Abstract presented at the International Societies for Investigative Dermatology; May 2023
WCD – Bissonnette R, et al. A Phase 2, Randomized, Placebo-controlled, Dose Ranging Study of Oral JNJ-77242113 for the Treatment of Moderate-to-Severe Plaque Psoriasis: FRONTIER 1. Late Breaking Abstract presented at the World Congress of Dermatology; July 2023

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JNJ - 2113 FRONTIER 1 Phase 2b Plaque Psoriasis ( PsO ) Study Adult Patients with PP N=255 Eligibility • Moderate – Severe PP Inclusion • BSA > 10% • PASI > 12 Primary endpoint • PASI > 75 at Week 16 Screening Treatment Safety Follow - up (4 Weeks) (Up to 4 Weeks) (Weeks 0 - 16) 25 mg QD LTE (FRONTIER 2) or 4 weeks safety follow - up 50 Mg QD 100 mg QD 50 mg BID 100 mg BID Placebo Week 0 Randomize Week 16 Primary Endpoint Randomize 2 1 3 4 5 6 16

JNJ - 2113 Phase 2B Frontier 1 Data 37.2% 51.2% 58.1% 65.1% 78.6% 9.3% 25.6% 26.8% 51.2% 46.5% 59.5% 2.3% 11.6% 9.8% 25.6% 23.3% 40.5% 0.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 25 mg daily (n= 43) 25 mg twice daily (n= 41) 50 mg daily (n=43) 100 mg daily (n=43) 100 mg twice daily (n=42) Placebo % response rate PASI 75 (%) PASI 90 (%) PASI 100 (%) Dose Response • 200 mg once daily oral dose selected for all four phase 3 psoriasis studies • PASI 90 as a high - bar primary endpoint in phase 3 studies 17 PASI 90 PASI 75 PASI 100 Qd more efficacious vs bid

79% 60% 41% 41% 11% NR 69% 44% 9% 67% 46% 33% 67% 44% 16% 81% 57% 29% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% % response rate JNJ-2113 Otezla Sotyktu TAK-279 Stelara Tremfya 1. Cross trial (not head - to - head) comparisons 2. J NJ2113 100 mg bid dose. Wk 16 endpoint (Placebo: PASI 75: 9.3%, PASI 90: 2.3%, PASI 100: 0%) 3. Otezla 30 mg qd approved dose. Week 16 primary endpoint. Papp K et al. Lancet 2012; 380: 738 – 46. (Placebo: PASI 75: 5.7%, PASI 90: 1.1%, PASI 100: NR) 4. Sotyktu 3 mg bid dose (6 mg qd dose approved). Wk 12 primary endpoint. Papp K et al. N Engl J Med 2018; 379:1313 - 1321. (Placebo: PASI 75: 7%, PASI 90: 2%, PASI 100: 0%) 5. TAK - 279 30 mg qd dose (Expected phase 3 dose). Wk 12 primary endpoint. AAD 2023. (Placebo: PASI 75: 5.8%, PASI 90: 0%, PASI 100: 0%) 6. Stelara 45 mg wkly x 4 (~approved 90 mg week 0 and 2 approved dose). Wk 12 primary endpoint. Krueger et al. N Engl J Med 2007 ;35 6:580 - 92. (Placebo: PASI 75: 2%, PASI 90: 2%, PASI 100: 0%) 7. Tremfya 200 mg wk 0, 4, then q 8 wks (approved dose 100 mg wk 0, 4 then q 8 wks). Wk 16 primary endpoint. Gordon KB et al. N Eng l J Med 2015;373:136 - 44. (Placebo: PASI 75: 5%, PASI 90: 2%, PASI 100: 0%) (IL - 23R) 2 (PDE4) 3 (TYK2) 4 (TYK2) 5 (IL - 12/23) 6 (IL - 23) 7 Oral agents I njectable antibodies PASI 90 PASI 100 Oral agents Oral agents PASI 75 18 JNJ - 2113: Cross - study Comparison to Clinically Relevant Benchmarks 1 Potential for First - , Best - , and Only - in - Class Oral Peptide Targeted Therapy for Psoriasis

Royalty Milestones Status and Outlook 2024 and Beyond $172.5M* $795M amount of total future development and sales milestones for which Protagonist remains eligible in upfront and development milestones have been achieved 6% to 10% upward tiering 10% at ≥ $4B net sales Upcoming Potential Milestones 1 st indication Ph3 1 ° end point achieved $115M** NDA filing $35M** NDA approval $50M** 2 nd indication Ph3 initiation $15M** * Includes $60 million in milestones achieved in Q4 2023 ** $215M potential milestones NOT included in current cash runway forecast 19

Discovery Pipeline Financial Outlook Major Catalysts Ahead 2024 is a year of pipeline execution and strategic evolution for Protagonist

Oral IL-17 Peptide Antagonists

New Discovery Program

- IL-17 antagonists expected to be a leader in the I&I space
  - Global sales expected to increase significantly from ~$29B (2021) to >$50B (2031) for IL-17 mediated indications[1,2]
- Leveraging our oral peptide technology platform
- Target product profile (TPP)
  - Oral peptide, first-in-class
  - Similar/better potency vs. approved mAbs[3]
  - Tri-specific (IL-17 AA, AF & FF)
- Development candidate in 2024[4]



Oral IL-17 Peptide Antagonist
JNJ-2113
Oral IL-23R Antagonist
HS
SpA
PsO
PsA
IBD

HS: Hidradenitis Suppurativa
SpA: Spondyloarthritis
PsO: Plaque Psoriasis
PsA: Psoriatic Arthritis
IBD: Inflammatory Bowel Diseases (Crohn's and Ulcerative Colitis)

Protagonist Therapeutics

1. JNJ Innovative Medicines Enterprise Business Review, Dec 5th, 2023 and Clarivate DRG Disease Landscape and Forecast; 2. JNJ Innovative Medicines Enterprise Business Review, Dec 5th, 2023 and IQVIA claims YTD extrapolated for FY 2023 and projected to 2036; 3. Approved IL-17 mAbs: COSENTYX (secukinamab), TALTZ (ixekinumba); 4. Development candidate definition: Ready for IND-enabling studies.

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Financial Highlights Financial Resources Forecast Extends Through Q1 2026 CASH, CASH EQUIVALENTS & MARKETABLE SECURITIES provide forecast cash runway through Q1 2026* SHARES OUTSTANDING as of September 30, 2023 Q1 2026 ~57.6M CASH, CASH EQUIVALENTS & MARKETABLE SECURITIES as of September 30, 2023 22 * Includes $60 million in milestones achieved in Q4 2023 * $215M potential Janssen milestones NOT included in current cash runway forecast

Major Catalysts Ahead

A Transformative Path Forward for Protagonist, from Discovery to Development to Commercialization

Program	2023 Q4	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025	2026
Rusfertide in PV	ASH	VERIFY Ph3 Enrollment Completion	EHA		2-yr CARC completion ASH	VERIFY Ph3 32 wk 1° EP (Q1) NDA Filing (Q4)	Product launch
JNJ-2113 Janssen	• Ph3 ICONIC-LEAD psoriasis • Ph3 ICONIC-TOTAL psoriasis • Ph2b ANTHEM UC	• Ph3 ICONIC ADVANCE-1 • Ph3 ICONIC ADVANCE-2			• Ph3 ICONIC-LEAD completion • Ph3 ICONIC-TOTAL completion	Ph2b ANTHEM UC completion	Anticipated NDA filing for psoriasis
Discovery & Pre-Clinical	I & I Hematology	**Oral IL-17 Program**	Pre-clinical PoC		Oral IL-17 Peptide Antagonist Development Candidate		

Protagonist Therapeutics

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Thank you